GEOS COMMUNICATIONS, INC.

DRAWDOWN PROMISSORY NOTE

Up to $2,000,000	February 23, 2010

FOR VALUE RECEIVED, the undersigned, Geos Communications, Inc., a Washington corporation (“Maker”), hereby promises to pay to the order of Butterfield Family Trust U/A/D 1/12/1999 or its successors or assigns (“Payee”), the unpaid principal balance of the Drawdowns (as defined below), together with interest thereon which shall accrue at a rate equal to twelve percent (12%) per annum.  All payments on this Drawdown Promissory Note (this “Note”) shall be due and payable in lawful money of the United States of America.

1.           Drawdowns.  The principal of this Note may be drawndown from time to time prior to the Maturity Date (as defined below), upon written request from Maker to Payee (each, a “Drawdown Request”), which Drawdown Request must state the amount to be drawndown, which amount must be in increments of $100,000 and must be at least $300,000.  Payee shall fund each Drawdown Request within five (5) Business Days (as defined below) after receipt of a Drawdown Request; provided, however, that the maximum amount of drawdowns under this Note is $2,000,000.  Upon Payee funding a Drawdown Request, Maker and Payee will amend Schedule I to this Agreement to reflect such drawdown.  For each $100,000 of Drawdowns funded by Payee, Maker will issue to Payee, for no additional consideration, a Warrant to purchase 10,000 shares of common stock of Maker, which Warrants will be substantially in the form attached hereto as Exhibit A.

2.           Principal and Interest Payments.  The principal of this Note, together with all accrued but unpaid interest hereon, shall be due and payable on the earlier of: (i) the closing on at least $5,000,000 of subscriptions for shares of Series H Preferred Stock of Maker (the “Series H Preferred Stock”) in the Offering (as defined below); or (ii) August 23, 2010 (the “Maturity Date”).

3.           Prepayments.  Maker may at its sole option prepay all or any part of the principal of this Note, or interest thereon, before maturity without penalty or premium.  All such prepayments shall first be applied to accrued interest under this Note, and the remaining balance of any such prepayments, if any, shall be applied to principal of this Note.

4.           Method of Payment.  All payments made under this Note, whether of principal or interest, shall be made by Maker to Payee on the date specified or provided herein and shall be delivered by means of certified or cashiers’ check or wire transfer of immediately available funds to an account specified by the holder hereof.  Whenever payment hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day.  If the date for any payment is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.  “Business Day” means every day which is not a Saturday, Sunday or legal holiday.

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5.           Conversion.  The Company is in the process of commencing a private placement of up to $16,000,000 of equity in the form of Series H Preferred Stock and warrants (the “Offering”).  The Company intends to close the Offering in one or more tranches.  The Company shall give Payee written notice of the initial closing of the Offering.  Payee shall have twenty (20) days thereafter to give notice to the Company of Payee’s conversion of all or any portion of the principal balance of, and/or accrued but unpaid interest on, this Note into the securities offered in the Offering, at a conversion price equal to the purchase price paid for the Series H Preferred Stock and warrants in the Offering.  To exercise the conversion rights set forth in Section 5, Payee shall deliver a written conversion request to the Company stating the dollar amount of principal and interest to be converted.  In the event that all of the principal of, and accrued but unpaid interest on, this Note is being converted, Payee shall also deliver this Note to the Company, which will be marked “canceled”.  In the event that less than all of the principal of, and accrued but unpaid interest on, this Note is being converted, then Maker and Payee will amend Schedule 1 hereto to reflect the portion of this Note which was converted.

6.           Events of Default.  The following shall constitute events of default (“Events of Default”) hereunder:

(a)           failure of Maker to make any payment on this Note as and when the same becomes due and payable in accordance with the terms hereof, if the same has continued for five (5) days after written notice specifying such default has been delivered to Maker by Payee;

(b)           failure of Maker to perform any other covenant contained herein, if the same has continued for thirty (30) days after written notice specifying such default has been delivered to Maker by Payee;

(c)           if Maker makes an assignment for the benefit of creditors, or petitions or applies for the appointment of a liquidator, receiver or custodian (or similar official) of it or of any substantial part of its assets, or if Maker commences any proceeding or case relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, or takes any action to authorize any of the foregoing; or

(d)           if any petition or application of the type described in subparagraph (c) immediately above is filed or if any such proceeding or case described in subparagraph (c) is commenced against Maker and is not dismissed within sixty (60) days, or if Maker indicates its approval thereof, consents thereto or acquiesces therein, or if an order is entered appointing any such liquidator or receiver or custodian (or similar official), or adjudicating Maker bankrupt or insolvent, or approving a petition in any such proceeding, or if a decree or order for relief is entered in respect of Maker in an involuntary case under the Bankruptcy Code or any other bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction.

In the event any one or more of the Events of Default specified above occurs and is continuing, the holder of this Note may (i) accelerate the maturity of this Note with notice to Maker at which time all such amounts shall be immediately due and payable, (ii) proceed to protect and enforce its rights either by suit in equity or by action at law, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power or right granted by this Note, or (iii) enforce any other legal or equitable right of the holder of this Note.

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7.           Delay or Omission Not Waiver.  No delay or omission on the part of the holder of this Note in the exercise of any power, remedy or right under this Note, or under any other instrument executed pursuant hereto, shall operate as a waiver thereof, nor shall a single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other right or power hereunder.

8.           Waiver.  Any term, covenant, agreement or condition of this Note may, with the written consent of Payee, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), altered, modified or amended.

9.           Attorneys’ Fees and Costs.  In the event an Event of Default shall occur, and in the event that thereafter this Note is placed in the hands of an attorney for collection, or in the event this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case Maker promises to pay all costs of collection, including, but not limited to, reasonable attorneys’ fees and court costs incurred by the holder hereof on account of such collection, whether or not suit is filed.

10.         Successors and Assigns.  All of the covenants, stipulations, promises and agreements in this Note made by Maker and Payee (by virtue of its acceptance of this Note) shall bind its successors and assigns, whether so expressed or not.

11.         Maximum Lawful Rate.  Any provision in this Note or in any other document executed in connection herewith, or in any other agreement or commitment, whether written or oral, express or implied, to the contrary notwithstanding, Payee shall not in any event be entitled to receive or collect, nor shall or may amounts received hereunder be credited, so that Payee shall be paid, as interest, a sum greater than the maximum rate of interest permitted by applicable law.  If any construction of this Note, or any and all other papers, agreements or commitments, indicates a different right given to Payee to ask for, demand or receive any larger sum as interest, such is a mistake in calculation or wording, which this clause shall override and control; it being the intention of the parties that this Note and all other instruments relating to this Note shall in all things comply with applicable law, and proper adjustment shall automatically be made accordingly.  In the event Payee ever receives, collects or applies as interest, any sum in excess of the maximum rate of interest permitted by applicable law, such excess amount shall be applied to the reduction of the unpaid principal balance of this Note in the inverse order of maturity, and if this Note is paid in full, any remaining excess shall be paid to Maker.  In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum rate of interest permitted by applicable law, Maker and Payee shall, the maximum extent permitted under applicable law (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) “spread” the total amount of interest throughout the entire term of this Note so that the interest rate is uniform throughout the entire term hereof.

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12.         Governing Law.  This Note shall be governed by and construed in accordance with the substantive laws (but not the rules governing conflicts of laws) of the State of Texas.

13.         Notice.  Any notice or demand given hereunder by the holder hereof shall be deemed to have been given and received (i) when actually received by Maker, if delivered in person or by facsimile transmission, or (ii) if mailed, on the earlier of the date actually received or (whether ever received or not) three Business Days (as hereinafter defined) after a letter containing such notice, certified or registered, with postage prepaid, addressed to Maker, is deposited in the United States mail.  The address of Maker is 430 N. Carroll Ave, Suite 120, Southlake, Texas 76092, Attn: Chief Executive Officer, or such other address as Maker shall advise the holder hereof by certified or registered letter by this same procedure.

14.         Severability.  In case any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

EXECUTED as of the date set forth above.

GEOS COMMUNICATIONS, INC.

By:	/s/ Christopher R. Miltenberger
Christopher R. Miltenberger, President

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SCHEDULE I

Schedule of Drawdowns

Date of Drawdown	Amount of Drawdown

February 23, 2010	$600,000

SI-1

EXHIBIT A

Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

WARRANT

To Purchase __________ Shares of Common Stock of

GEOS COMMUNICATIONS, INC.

THIS WARRANT (the “Warrant”) certifies that, for value received, ______________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the three-year anniversary of the Initial Exercise Date (the “Termination Date”), but not thereafter, to subscribe for and purchase from Geos Communications, Inc., a Washington corporation (the “Company”), up to _________ shares (the “Warrant Shares”) of common stock, no par value per share, of the Company (the “Common Stock”).  The purchase price of each Warrant Share (the “Exercise Price”) under this Warrant shall be $0.20, subject to adjustment hereunder.

15.         Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto as Exhibit A (the “Assignment Form”), properly endorsed.

16.         Authorization of Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

17.         Exercise of Warrant.

(a)           Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise in the form attached hereto as Exhibit B (the “Notice of Exercise”); provided, however, within three (3) Business Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company, and, if the Holder has not elected to make a cashless exercise as provided below, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank.  Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder no later than three (3) Business Days after the delivery to the Company of the Notice of Exercise, surrender of this Warrant and, if the Holder has not elected to make a cashless exercise as provided below, payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  Prior to the issuance of such Warrant Shares, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares as required pursuant to the terms hereof. “Business Day” shall mean any day other than: (i) Saturday or Sunday or (ii) a legal holiday on which banks in the State of Texas are authorized to be closed for business.

(b)           If this Warrant shall have been exercised in part, then the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c)           In the event that the Holder elects to make a cashless exercise as provided above, the Company shall issue to the Holder the number of Warrant Shares equal to the result obtained by (i) subtracting B from A, (ii) multiplying the difference by C, and (iii) dividing the product by A, as set forth in the following equation:

X             =           (A - B) x C  where:
                         A

X             =           the number of Warrant Shares issuable upon a cashless exercise of the Warrant pursuant to the provisions of this Section 3.

A             =           the Fair Market Value (as defined below) of one share of Common Stock on the date of net issuance exercise.

B             =           the Exercise Price for one Warrant Share under this Warrant.

C             =           the number of Warrant Shares as to which this Warrant is exercisable.

If the foregoing calculation results in a negative number, then no Warrant Shares shall be issued upon a cashless exercise.

For the purpose of such calculations, the fair market value per share of the Common Stock shall be (i) if there is a public market for the Common Stock, the dollar volume-weighted average price for the Common Stock on the Over-The-Counter Bulletin Board, AMEX, NYSE, the NASDAQ National Market or The NASDAQ SmallCap Market Principal Market during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.) for the twenty (20) trading days prior to the date of determination of fair market value; or (ii) if there is no public market for the Common Stock, as determined by the Company’s Board of Directors in good faith.

18.         No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall round such fraction of a share up to the nearest whole share.

19.         Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form duly executed by the Holder, and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

20.         Closing of Books.  The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

21.         Transfer, Division and Combination.

(a)           Subject to compliance with any applicable securities laws and with the provisions of Sections 1, 4 and 7(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with an Assignment Form completed and duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in the Assignment Form, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)           This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

(d)           The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e)           If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the 1933 Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer:  (i) that the Holder or assignee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the 1933 Act and under applicable state securities or blue sky laws; (ii) that the Holder or assignee execute and deliver to the Company an investment representation letter in form and substance reasonably satisfactory to the Company; and (iii) that the assignee be an “accredited investor” as defined in Rule 501(a) promulgated under the 1933 Act or a qualified institutional buyer as defined in Rule 144A(a) under the 1933 Act.

22.         Representations of Holder

(a)           Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and Warrant Shares solely for its account for investment and not with a present view toward public sale or distribution of said Warrant or Warrant Shares or any part thereof and has no intention of selling or distributing said Warrant Shares or any arrangement or understanding with any other  person or entity regarding the sale or distribution of said Warrant except as would not result in a violation of the 1933 Act.

(b)          Securities Are Not Registered.

(i)           The Holder understands that the offer and sale of the Warrant and the Warrant Shares have not been exercised under the 1933 Act on the basis of specific exemptions from the registration provisions of the 1933 Act, which exemptions depend upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. The Holder realizes that the basis for such exemptions may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(ii)           The Holder recognizes that the Warrant and the Warrant Shares must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Warrant Shares, or to comply with any exemption from such registration.

(c)          The Holder understands and agrees that all certificates evidencing the Warrant Shares to be issued to the Holder may bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OF THE UNITED STATES IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR REGULATION S THEREUNDER, AND ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXPEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

23.         No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant, the delivery of the Notice of Exercise by facsimile copy, and the payment of the aggregate Exercise Price and the payment of all taxes required to be paid by the Holder prior to the issuance of the Warrant Shares pursuant to Section 3, if any, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender, delivery or payment.

24.         Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

25.         Saturdays, Sundays, Holidays, Etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

26.         Adjustments to Exercise Price and Number of Warrant Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time if the Company shall:  (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock; (ii) subdivide its outstanding shares of Common Stock into a greater number of shares; (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or (iv) issue any shares of its capital stock in a reclassification of the Common Stock.  Upon the happening of any of the events set forth in subsections (i)-(iv) of this Section 12, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company that are purchasable pursuant hereto immediately after such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

27.         Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (excluding cash but including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock, then the Holder shall have the right thereafter to receive the number of shares of stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets equal to the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event. For purposes of this Section 13, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 13 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

28.         Voluntary Adjustment by the Company.  The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

29.         Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

30.         Notice of Corporate Action.  If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder: (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify: (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (B) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 18(d).

31.         Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Shares a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending the Company’s Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will: (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

32.         Miscellaneous.

(a)           This Warrant shall be governed by and construed in accordance with the laws of the State of Washington without regard to principles of conflict of laws.

(b)           The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c)           No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)           All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by first class mail, postage prepaid, as follows:  (a) if to the Holder, at the address of the Holder as shown on the registry books maintained by the Company or the Transfer Agent; and (b) if to the Company, at 430 N. Carroll Avenue, Suite 120, Southlake, Texas 76092, Attention: Chief Executive Officer.

(e)           No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)           Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g)           Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h)           This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(i)            Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j)            The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  ________________, 2010

GEOS COMMUNICATIONS, INC.

By:

Andrew L. Berman
Chief Executive Officer

EXHIBIT A

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form
and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to _______________________________________________________________________ whose address is _______________________________________________________________.

Dated:  ______________, _______

Holder’s Signature:	_____________________________

Holder’s Address:	_____________________________

_____________________________

Signature Guaranteed: ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

A-1

EXHIBIT B

NOTICE OF EXERCISE

To:        Geos Communications, Inc.

The undersigned, the Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder, _______ Warrant Shares (as such terms are defined in the Warrant, dated ____________, 2010, issued by Geos Communications, Inc. to _________________).

☐	(Cash Exercise) The undersigned has included with this Form of Subscription the purchase price of such shares in full.

☐	(Cashless Exercise) The undersigned elects to purchase such shares pursuant to the net exercise provisions of such Warrant.

The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:
Address:
Social Security Number:
Deliver to:
Address:

If the foregoing Subscription evidences an exercise of the Warrant to purchase fewer than all of the Warrant Shares (or other securities or property) to which the undersigned is entitled under such Warrant, please issue a new Warrant, of like tenor, for the remaining portion of the Warrant (or other securities or property) in the name(s), and deliver the same to the address(es) as follows:

Name:	_____________________________________
Address:	_____________________________________
Dated:	______________________ ________, 20___.

_____________________________________
(Name of Holder)

(Signature of Holder or Authorized Signatory)	(SS or TIN of Holder)

Signature Guaranteed:

_____________________________________

B-1